Securities And Exchange Commission
                              Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                         Date of report: December 10, 1997
                 Date of earliest event reported: December 9, 1997



                                    Pfizer Inc.
              (Exact name of registrant as specified in its charter)



     Delaware                     1-3619                  13-5315170
 (State or Other              (Commission File         (I.R.S. Employer
 Jurisdiction of                  Number)             Identification No.)
 Incorporation)

      235 East 42nd Street
      New York, New York                              10017
(Address of Principal Executive                     (Zip Code)
          Offices)





                 Registrant's telephone number, including area code:
                                  (212) 573-2323

Item 5.  Other Events
      On December 9, 1997, Pfizer Inc. agreed to sell the
Valleylab operations, a part of Pfizer Medical Technology
Group, to United States Surgical Corporation for $425 million.
Pfizer's press release is included as Exhibit 99 and is incorporated by reference.

Item 7.  Exhibits.
      Exhibit 99.  Press Release of Pfizer Inc. dated December
9, 1997.
SIGNATURE
      Under the requirements of the Securities Exchange Act of
1934, the registrant has caused this report to be signed on
its behalf by the authorized undersigned.
                                    PFIZER INC.
Dated:      December 10, 1997


                                    Name:  Terence J. Gallagher
                                    Title: Vice President-
                                          Corporate Governance

EXHIBIT INDEX

Exhibit No.                                   Description

99                                  Press Release announcing the
                                    sale of Valleylab to United States
                                    Surgical Corporation,
                                    dated December 9, 1997